UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 3, 2022, Swift Receivables Company II, LLC ("SRCII"), a wholly-owned subsidiary of Knight-Swift Transportation Holdings Inc. (the "Company"), entered into the Sixth Amendment to Amended and Restated Receivables Purchase Agreement (the "2022 Receivables Purchase Agreement"), which further amends its Amended and Restated Receivables Purchase Agreement, dated June 14, 2013, as amended. The parties to the 2022 Receivables Purchase Agreement are SRCII as the seller, Swift Transportation Services, LLC as the servicer, the various related committed purchasers, the various purchaser agents, the various letters of credit participants, and PNC Bank, National Association as the issuing bank for letters of credit and as administrator. Pursuant to the related Purchase and Sale Agreement and together with the 2022 Receivables Purchase Agreement, the Company's receivable originator subsidiaries sell, on a revolving basis, undivided interests in all of their eligible accounts receivable to SRCII. In turn, SRCII sells a variable percentage ownership interest in the eligible accounts receivable to the various purchasers.
Among other things, the 2022 Receivables Purchase Agreement:
•    extends the final maturity date from April 23, 2024 to October 1, 2025;
•    increases the maximum borrowing capacity secured by the receivables from $400 million to $475 million;
•    replaces LIBOR with the secured overnight financing rate as administered by the Federal Reserve Bank of New York; and
•    makes certain changes to the dilution and excess concentration calculations which generally increase the available borrowing base.
The 2022 Receivables Purchase Agreement is subject to fees customary for facilities of this type, as well as various affirmative and negative covenants, representations and warranties, and default and termination provisions customary for facilities of this type. Collections on the underlying receivables by the Company are held for the benefit of SRCII and the various purchasers and are unavailable to satisfy claims of the Company and its subsidiaries.
The foregoing description of the 2022 Receivables Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Receivables Purchase Agreement, which will be filed with the Company's Form 10-K for the year ended December 31, 2022.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	October 11, 2022	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer